UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2026

Quantum Leap Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43262	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Willow Workplace Menlo Park

80 Willow Road

Menlo Park, California 94025

(Address of principMenlo Parkal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 444-4105

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	QLEP	New York Stock Exchange
Warrants, each exercisable for one Class A ordinary share, and the conversion of any working capital loans into equity, if elected by the Sponsor	QLEP WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on May 4, 2026, Quantum Leap Acquisition Corp (the "Company") consummated its initial public offering ("IPO") of 20,000,000 units (the "Units"), with each Unit consisting of one Class A ordinary share of the Company, par value $0.0001 per share (the "Class A Ordinary Shares"), and one redeemable warrant (each, a "Warrant"). In connection with the IPO, the Company granted the underwriters a 45-day option to purchase up to an additional 3,000,000 Units at the initial public offering price to cover over-allotments.

As previously reported, the underwriters partially exercised their over-allotment option to purchase an additional 917,392 Units, the closing of which occurred on May 12, 2026.

On June 18, 2026, the underwriters provided notice of their exercise of the remaining portion of the over-allotment option to purchase an additional 2,082,608 Units at the public offering price of $10.00 per Unit, the closing of which occurred on June 22, 2026.  As a result, the underwriters have exercised their over-allotment option in full.

On June 23, 2026, the Class A Ordinary Shares and Warrants comprising the Units began trading separately on the New York Stock Exchange (the "NYSE") under the symbols "QLEP" and "QLEP WS," respectively, and the Units ceased trading under the symbol "QLEPU."

On June 24, 2026, the Company issued a press release announcing the closing of the full exercise of the over-allotment option and the commencement of separate trading of the Class A Ordinary Shares and Warrants. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 23, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM LEAP ACQUISITION CORP

	By:	/s/ Kervin Pillay
		Name:	Kervin Pillay
		Title:	Chief Executive Officer

Dated: June 29, 2026

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